Convertible Notes	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
Debt Disclosure [Abstract]
Convertible Notes

Note 13. Convertible Notes

On December 17, 2025, the Company issued $2.25 million of convertible notes bearing interest at 10% per annum and maturing December 17, 2026. The notes automatically convert into Class A Ordinary Common Stock at $6 per share.

On December 19, 2025, SharonAI, Inc. and SharonAI Pty Ltd (collectively, the “Company”) issued unsecured redeemable convertible notes with an aggregate principal amount of approximately $103.4 million to several institutional investors.

The Convertible Notes accrue interest at 12.0% per annum if an initial public offering (“IPO”) does not occur within four months of issuance, increasing to 15.0% per annum if an IPO has not occurred within 12 months. The notes mature 24 months from the issue date and automatically convert upon an IPO or certain corporate transactions, subject to specified terms.

The Company elected the fair value option under ASC 825 for the Convertible Notes. The notes are initially recorded at fair value and subsequently remeasured at each reporting date, with changes in fair value recognized in earnings, except for changes attributable to instrument-specific credit risk, which are recognized in other comprehensive income.

As of March 31, 2026, the fair value of the Convertible Notes was approximately $199.4 million. During the three months ended March 31, 2026, the Company recognized a $70.2 million loss from changes in fair value of convertible notes. The change in fair value was primarily driven by changes in valuation assumptions, including the estimated fair value of the Company’s equity and the probability and timing of a potential additional IPO on the ASX or other conversion trigger.

Note 12. Convertible Notes

On December 17, 2025, the Company issued $2.25 million of convertible notes bearing interest at 10% per annum and maturing December 17, 2026. The notes automatically convert into Class A Ordinary Common Stock at $6.00 per share.

On December 19, 2025, SharonAI, Inc. and SharonAI Pty Ltd (collectively, the Company) entered into a Convertible Note Agreement with several institutional investors and issued unsecured redeemable convertible notes with an aggregate principal amount of $103.4 million.

The Convertible Notes bear interest at 12.0% per annum if an initial public offering (IPO) does not occur within four months of issuance, increasing to 15.0% per annum if an IPO has not occurred within 12 months. Interest accrues daily and is payable upon conversion in shares unless the notes are redeemed earlier. The Convertible Notes mature 24 months from the issue date.

The Convertible Notes automatically convert into common stock upon an IPO at a discount to the IPO price, or mandatorily convert upon certain corporate transactions, each subject to a valuation cap. At maturity, investors may elect to convert the notes into common stock or require cash redemption of the outstanding principal and accrued interest. The notes are also redeemable upon the occurrence of an event of default.

The Company elected to account for the Convertible Notes under the fair value option in accordance with ASC 825. Upon issuance, the Convertible Notes were recorded at a fair value of $129.4 million as a noncurrent liability. Transaction costs were recognized in earnings as incurred. The difference between the fair value of the Convertible Notes and the cash proceeds received was recognized as an expense following its issuance. The Convertible Notes are subsequently remeasured at fair value each reporting period, with changes in fair value recognized in earnings, except for changes attributable to instrument-specific credit risk, which are recognized in other comprehensive income. There was no change in fair value from the issuance date through December 31, 2025.